                                                                    Exhibit 10.5

                                 PROMISSORY NOTE
                                 ---------------

$100,000.00
13 April 2001
--
Fairfax, Virginia

FOR VALUE RECEIVED, the undersigned George J. Pedersen (the "Maker") an individual having an address at 700 Potomac Knolls Drive, McLean, VA 22101, promises to pay to the order of ManTech International Corporation (the "Holder"), the sum of One Hundred Thousand Dollars ($100,000.00) together with interest at the rate of Eight Percent (8%) per year in equal monthly installments of $667.67 commencing on May 11, 2001 and continuing on the same day of each succeeding month thereafter until paid in full.

This Note may be prepaid at any time or from time to time in whole or in part without penalty, premium or permission.

In the event of any default hereof, all remaining payments shall become due and payable at the option of the Holder and the Maker agrees to pay all costs of collection, including reasonable attorneys' fees if placed in the hands of an attorney for collection. Upon default, the Maker further authorizes any Clerk of any Court of Record in the Commonwealth of Virginia or elsewhere to enter judgment by confession against them in favor of the Holder hereof for the full amount appearing due and payable hereon, together with interest, charges, reasonable attorneys' fees and costs of suit, as above provided. Demand or presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

This Note may not be changed orally but only by an agreement in writing and signed by the paities against whom enforcement of any waiver, change, modification or discharge is sought

This Note shall be interpreted in accordance with the laws of the Commonwealth of Virginia.


MAKER:

/s/ George J. Pedersen
-----------------------------
George J. Pedersen


WITNESS/ATTEST:

/s/ J. Jaye Free
------------------------------
J. Jaye Free

                                                                    Exhibit 10.5


                                 PROMISSORY NOTE
                                 ---------------

$16,795.93                                                       June 12, 1996

     FOR VALUE RECEIVED, George J. Pedersen, 700 Potomac Knolls Drive, McLean, VA 22101, promises to pay to order of ManTech International Corporation on demand as the holder of this note or at such other place as the holder of this note might from time to time designate in writing, the principal sum of Sixteen Thousand Seven Hundred Ninety Five Dollars and 93/100 ($16,795.93), plus interest on the principal balance. Interest at the rate of eight (8) percent will be calculated on an annual basis and deducted from Pedersen paycheck each pay period. At present ManTech's systems provides for 26 paychecks per year. The interest rate may be adjusted from time to time by Phoenix Home Life Mutual Insurance Company and Pedersen note will be adjusted accordingly.

     1. This note may be fully or partially prepaid at any time without penalty.

     2. If the undersigned defaults in the payment of any installment due under this note and fails to cure such default within thirty (30) days after the holder of this note has sent written notice of default, then, at the option of the holder of this note, the entire principal balance of this note and all accrued and unpaid interest shall at once become due. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     3. The undersigned promises to pay all costs of collection, including reasonable attorney's fees, upon default in the payment of the principal or interest of this note when due, whether suit is brought or not.

     4. In the event any one or more of the provisions contained in this note is held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability is not to affect any other provision of the note; this note is to be construed as if such invalid, illegal or unenforceable provision had never been a part of it.

     5. This note may not be changed orally but only by an agreement in writing and signed by the party against whom agreement enforcement of any change is sought.

     6. The note is to be interpreted in accordance with the laws of the Commonwealth of Virginia.

ATTEST                                  NAME
/s/ J. Jaye Free                        /s/ George J. Pedersen
------------------------------          ---------------------------
                                        George J. Pedersen
                                        Chairman of the Board

                                                                    Exhibit 10.5
FROM CORPORATE OFFICE

                                 PROMISSORY NOTE
                                 ---------------

$52,360.00                                                        23 June 1994


     FOR VALUE RECEIVED, George J. Pedersen, 700 Potomac Knolls Drive, McLean, VA 22101, promises to pay to the order of ManTech International Corporation on demand as the holder of this note or at such other place as the holder of this note might from time to time designate in writing, the principal sum of Fifty Two Thousand Three Hundred Sixty Dollars ($52,360.00), plus interest due on the principal balance. Interest at the rate of eight (8) percent will be calculated on an annual basis and deducted from Pedersen paycheck each pay period. At present ManTech's systems provides for 26 paychecks per year. The interest rate may be adjusted from time to time by Phoenix Home Life Mutual Insurance Company and Pedersen note will be adjusted accordingly.

          1. This note may be fully or partially prepaid at any time without penalty.

          2. If the undersigned defaults in the payment of any installment due under this note and fails to cure such default within thirty (30) days after the holder of this note has sent written notice of default, then, at the option of the holder of this note, the entire principal balance of this note and all accrued and unpaid interest shall at once become due. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

          3. The undersigned promises to pay all costs of collection, including reasonable attorney's fees, upon default in the payment of the principal or interest of this note when due, whether suit is brought or not.

          4. In the event any one or more of the provisions contained in this note is held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability is not to affect any other provision of the note; this note is to be construed as if such invalid, illegal or unenforceable provision had never been a part of it.

          5. This note may not be changed orally but only by an agreement in writing and signed by the party against whom agreement enforcement of any change is sought.

          6. This note is to be interpreted in accordance with the laws of the Commonwealth of Virginia.



                                       /s/ George J. Pedersen
                                       ---------------------------
                                       George J. Pedersen
                                       Chairman of the Board